UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2021

TUSCAN HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38826	83-2530757
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

135 E. 57th Street, 18th Floor, New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

(646) 948-7099

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-half of one redeemable warrant	THCBU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	THCB	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	THCBW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 28, 2021, Tuscan Holdings Corp. (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) indicating that the Company is not in compliance with Listing Rule 5250(c)(1) (the “Rule”) because the Company failed to timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”).

The Notice stated that the Company has sixty days from the date of the Notice, or until July 26, 2021, to submit a plan to regain compliance with the Rule. If Nasdaq accepts the Company’s plan, it has the discretion to grant the Company an extension of up to 180 calendar days from the due date of the Form 10-Q (or until November 22, 2021) to regain compliance. This notification has no immediate effect on the listing of the Company’s shares on Nasdaq.

The Company is filing its Form 10-Q immediately following the filing of this Current Report on Form 8-K. Accordingly, the Company believes it has regained compliance with the Rule and will not be submitting a plan of compliance to Nasdaq.

The Company issued a press release announcing the foregoing, which press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 28, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2021

TUSCAN HOLDINGS CORP.

By:	/s/ Stephen Vogel
	Name:	Stephen Vogel
	Title:	Chief Executive Officer

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